SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




          Date of Report (Date of Earliest Event Reported) June 4, 2002
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                        New World Restaurant Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



Delaware                          0-27148                             13-3690261
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(State or Other                 (Commission                     (I.R.S. Employer
Jurisdiction of                 File Number)                      Identification
Incorporation)                                                              No.)





                             246 Industrial Way West
                          Eatontown, New Jersey 07724
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               (Address of Principal Executive Offices) (Zip Code)



                                 (732) 544-0155
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, If Changed Since Last Report.)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Reference is made to the New World Restaurant Group, Inc. press release attached hereto as Exhibit 99.1, and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release), relating to the Company's appointment of Max Craig as Chief Financial Officer and Richard R. Lovely as Chief Personnel Officer, a newly created position, and promotion of Paul J.B. Murphy III to Chief Operating Officer.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

Exhibit           Description
-------           -----------

99.1              Press Release issued June 4, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  NEW WORLD RESTAURANT GROUP, INC.






                                  BY:      /s/ Anthony Wedo
                                           -----------------------
                                           Name: Anthony Wedo
                                           Title:   Chief Executive Officer



Date:  June 4, 2002

                                                                    Exhibit 99.1

               NEW WORLD NAMES FORMER TACO BELL FINANCE CHIEF CFO;
                            ALSO NAMES NEW COO & CPO

EATONTOWN, NJ (6/4/02)--New World Restaurant Group, Inc. (Pink Sheets: NWCI) today announced that Max Craig, until recently Chief Financial Officer for the Taco Bell Corporation unit of PepsiCo, Inc./Tricon Global Restaurants, has joined the company as CFO.

The company also announced that it has promoted Paul J.B. Murphy III, Executive V.P. of its Einstein/Noah business unit, to Chief Operating Officer for the entire New World Restaurant Group. New World additionally named Richard R. Lovely, a former Pepsico/KFC Corp. and First USA human resources executive, as Chief Personnel Officer, a newly created position.

"We are very excited about the appointments of these foodservice industry professionals," said Anthony Wedo, New World Chairman, President and Chief Executive Officer. "These underscore how New World is building both a world class executive team and a strong operating platform."

As CFO, Mr. Craig, 48, is responsible for the company's finance, accounting, strategic planning, compliance, treasury, risk management and information technology functions. The Laguna Hills, CA resident is a veteran of the foodservice industry, with more than 22 years experience in finance, information systems, strategic planning, real estate development, franchising and acquisitions at the approximately 7,000-unit Taco Bell and its parent company. He joined Pepsico Food Systems' finance department in 1980 and rose through the ranks to become Senior Director, Finance. In 1987, he moved to the Taco Bell unit as V.P., Business Planning, and subsequently held V.P. positions in the areas of development and acquisitions/divestitures before being appointed CFO in 1997. He began his career in 1977 in the finance department of Ford Motor Company. Mr. Craig holds a bachelor's degree in accounting from Southwestern College in Winfield, KS, and an MBA in finance from the University of Kansas in Lawrence, KS.

Mr. Murphy, 47, in his newly created corporate level position of COO, assumes responsibility for day-to-day operations of all 761 company-owned, franchised and licensed stores across New World's six brands. He joined Einstein/Noah in December 1997 as Senior V.P., Operations, was promoted to Executive V.P. in March 1998 and continued in that position following New World's acquisition of the assets of Einstein/Noah in June 2001. His prior experience in the quick casual restaurant arena includes serving as COO with an Einstein/Noah area developer, and as director of operations for R&A Foods, LLC, a Boston Chicken area developer. Mr. Murphy also spent 11 years in operations with S&A Restaurants, the owner and operator of Steak & Ale and Bennigans Restaurants. The Evergreen, CO resident holds a BA degree from Washington and Lee University.

"Paul's appointment represents a consolidation of operational responsibility for all six brands," said Mr. Wedo. "We strongly believe that this will help facilitate the growth of our Manhattan Bagel, Chesapeake Bagel and New World Coffee brands into the quick casual segment." Mr. Murphy will be taking over responsibility for those brands from New World Coffee/Manhattan Bagel President and COO William Rianhard, who is leaving the company to pursue other opportunities.

Mr. Lovely, 43, as New World's Chief Personnel Officer, is responsible for the human resource function, including organizational development and compensation and benefits, across the company's six brands. He joins the company with over 18 years of human resources and administrative management experience primarily in the foodservice and financial services industries. His background includes nearly seven years at PepsiCo's KFC Corporation, where he rose through the ranks from Employee Relations Manager to become Division Human Resource Director. In the latter position, he headed HR for KFC's Southeast Division, which had over 1,200 restaurants in 15 states. Mr. Lovely most recently spent eight years at First USA/Bank One, where he served as Senior V.P., Human Resources for business units in the U.S. and United Kingdom that employed as many as 20,000 people. The Kennett Square, PA resident began his career in 1984 as a labor relations representative at Ford Motor Company. Mr. Lovely holds a bachelor's degree in industrial and labor relations from Cornell University, and a Juris Doctor degree from Georgetown University.

New World is a leading company in the quick casual sandwich industry. The company operates stores primarily under the Einstein Bros and Noah's New York Bagels brands and primarily franchises stores under the Manhattan Bagel and Chesapeake Bagel Bakery brands. As of May 14, 2002, the company's retail system consisted of 468 company-owned stores and 293 franchised and licensed stores. The company also operates three dough production facilities and one coffee roasting plant.

****
Certain statements in this press release constitute forward-looking statements or statements which may be deemed or construed to be forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "forecast," "estimate," "project," "intend," "expect," "should," "would," "believe" and similar expressions and all statements which are not historical facts are intended to identify forward-looking statements. These forward-looking statements involve and are subject to known and unknown risks, uncertainties and other factors which could cause the company's actual results, performance (financial or operating), or achievements to differ from the future results, performance (financial or operating), or achievements expressed or implied by such forward-looking statements. The above factors are more fully discussed in the company's SEC filings.

****
CONTACTS:
Media/investors:   Bill   Parness,   Parness  &  Associates,   (732)   290-0121;
parnespr@optonline.net